UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2006

                                     0-17793
                                     -------
                            (Commission File Number)

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                   WILDER RICHMAN HISTORIC PROPERTIES II, L.P.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                               13-3481443
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(State of Incorporation)                                      (IRS Employer
                                                          Identification Number)

                340 Pemberwick Road, Greenwich, Connecticut 06831
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              (Address of registrant's principal executive office)

                                 (203) 869-0900
                                 --------------
                         (Registrant's telephone number)

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

Item 8.01 Other Events.

      The Registrant owns all of the limited partnership interests in Dixon Mill Associates I (Phase One), Limited Partnership, Dixon Mill Associates II (Phase
Two), Limited Partnership, and Dixon Mill Associates III (Phase Three), Limited Partnership, each of which is a New Jersey limited partnership (each, an "Operating Partnership"). Each Operating Partnership owns one phase of an aggregate 433-unit residential apartment complex located in Jersey City, New Jersey (the "Property"), which they have constructed, substantially rehabilitated and are operating. The general partner of the Operating Partnerships is Dixon Venture Corp., which is not an affiliate of the Registrant or its general partners.

      On April 3, 2006, the Operating Partnerships entered into an Agreement of Purchase and Sale for the sale of the Property to RMPC Dixon LLC (the "Buyer"). The Buyer is not affiliated with the general partners of the Registrant or of the Operating Partnerships. After completion of the Buyer's due diligence, the Buyer and the Operating Partnerships agreed upon an adjusted purchase price for the Property of $69.96 million.

      The sale of the Property is subject to certain terms and conditions, including the approval of a majority in interest of the unit holders of the Registrant, and the termination, release and discharge by the Jersey City Redevelopment Agency of certain contracts and agreements. There is no assurance that these conditions will be satisfied or that the sale will be completed.

      The Registrant will file today with the Securities and Exchange Commission preliminary proxy materials for a solicitation of consents to approve the sale of the Property. The preliminary proxy material contains additional information with respect to the sale of the Property.

      A copy of the Agreement of Purchase and Sale together with amendments and certain exhibits are filed as Exhibits to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.  Description
-----------  -----------

10.1 Agreement of Purchase and Sale dated as of April 3, 2006 between the Operating Partnerships and RMPC Dixon LLC

10.2 First Amendment to Agreement of Purchase and Sale dated as of April 21, 2006

10.3 Second Amendment to Agreement of Purchase and Sale dated as of April 21, 2006

10.4 Third Amendment to Agreement of Purchase and Sale dated as of April 27, 2006

10.5 Reinstatement of and Fourth Amendment to Agreement of Purchase and Sale dated as of May 24, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    WILDER RICHMAN HISTORIC PROPERTIES II, L.P.
                    By: Wilder Richman Historic Corporation, its General Partner

                    By: /s/ Neal Ludeke
                        ---------------
                        Name:  Neal Ludeke
                        Title: Chief Financial Officer

Date:  June 23, 2006